UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 21, 2018

Diebold Nixdorf, Incorporated

(Exact name of registrant as specified in its charter)

Ohio	1-4879	34-0183970
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5995 Mayfair Road, P.O. Box 3077, North Canton, Ohio		44720-8077
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (330) 490-4000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

Diebold Nixdorf, Incorporated (the “Company”) is filing this Current Report on Form 8-K for the purpose of updating, in its entirety, the description of its Common Shares (as defined below). The Company intends to incorporate by reference the description of its Common Shares set forth below into future registration statements filed by the Company.

The description set forth below highlights important terms of the Common Shares as of the date hereof. This description is not a complete description of the terms of the Common Shares and is qualified by reference to the full text of the exhibits hereto, which are incorporated by reference into this document.

Description of Common Shares

General

The Company has authorized 125,000,000 common shares, par value $1.25 per share (the “Common Shares”) and 1,000,000 serial preferred shares, without par value (the “Serial Preferred Shares”). The holders of Common Shares are entitled to one vote for each share upon all matters presented to the shareholders. The holders of Common Shares do not have any preemptive rights. No conversion, redemption or sinking fund provisions apply to the Common Shares, and the holders of Common Shares are not subject to calls or assessments by the Company.

The holders of Common Shares are entitled to receive such dividends as the Company’s directors from time to time may declare out of funds legally available. Entitlement to dividends is subject to the preferences granted to other classes of securities the Company has or may have outstanding in the future, including any Serial Preferred Shares, and may be restricted by the terms of the Company’s debt instruments. In the event of liquidation of the Company, holders of Common Shares are entitled to share in any assets of the Company remaining after satisfaction in full of its liabilities and satisfaction of such dividend and liquidation preferences as may be possessed by the holders of other classes of securities of the Company, including any Serial Preferred Shares.

The Common Shares are listed on the New York Stock Exchange under the symbol “DBD.”

Transfer Agent and Registrar

The transfer agent and registrar for the Common Shares is EQ Shareowner Services.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

3.1(i)	Amended and Restated Articles of Incorporation - incorporated by reference to Exhibit 3.1(i) to Registrant’s Annual Report on Form 10-K for the year ended December 31, 1994 (Commission File No. 1-4879)

3.1(ii)	Certificate of Amendment by Shareholders to Amended Articles of Incorporation - incorporated by reference to Exhibit 3.2 to Registrant’s Form 10-Q for the quarter ended March 31, 1996 (Commission File No. 1-4879)

3.1(iii)	Certificate of Amendment to Amended Articles of Incorporation - incorporated by reference to Exhibit 3.3 to Registrant’s Form 10-K for the year ended December 31, 1998 (Commission File No. 1-4879)

3.1(iv)	Certificate of Amendment to Amended Articles of Incorporation - incorporated by reference to Exhibit 3.1(i) to Registrant’s Form 8-K filed on December 12, 2016 (Commission File No. 1-4879)

3.1(v)	Certificate of Amendment to the Amended Articles of Incorporation of Diebold Nixdorf, Incorporated, effective April 26, 2017 – incorporated by reference to Exhibit 3.5 to the Registrant’s Form 10-Q for the quarter ended March 31, 2017 (Commission File No. 1-4879)

3.2	Amended and Restated Code of Regulations - incorporated by reference to Exhibit 3.1(i) to Registrant’s Form 8-K filed on February 17, 2017 (Commission File No. 1-4879)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 21, 2018	Diebold Nixdorf, Incorporated

	By:	/s/ Jonathan B. Leiken
Jonathan B. Leiken
Senior Vice President, Chief Legal Officer and Secretary